                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   October 5, 1999
                                                    ---------------


                              CD Warehouse, Inc.
                              ------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


     333-15139                                         73-1504999
     ---------                                         ----------
(Commission File Number)                (I.R.S. Employer Identification No.)


  1204 Sovereign Row, Oklahoma City, OK                           73108
  -------------------------------------                           -----
 (Address of principal executive offices)                      (Zip Code)

                                (405) 949-2422
                                --------------
                 (Registrant's telephone, including area code)
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Item 5.  Other Events.
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     On October 5, 1999, Registrant and CD Plus.com Ltd. ("CD Plus") announced the execution of a letter of intent to merge the operations of the two companies. All aspects of the transaction, including the share exchange ratio, the legal structure and other matters impacted by the regulatory approvals to be obtained, are subject to the negotiation of a definitive merger document. However, it is the present intention of the parties that both companies will survive operationally, with Registrant continuing as a publicly traded company listed on the Nasdaq National Market System.

     A copy of the joint press release issued by Registrant and CD Plus on October 5, 1999 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits.

     The following documents are filed as part of this Report:

     99.1. Press Release issued by Registrant on October 5, 1999 with respect to the execution of the letter of intent with CD Plus.com Ltd.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CD WAREHOUSE, INC.
                                   (Registrant)



Date:   October 7, 1999            By: /s/ Jerry W. Grizzle
                                      -----------------------------------
                                        Jerry W. Grizzle,
                                        President and Chief Executive Officer
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                               INDEX TO EXHIBITS

                                                      Appears at
                                                     Sequentially
Exhibit                                                Numbered
Number      Description                                  Page
-------     -----------                               ---------
 99.1       Press Release                                 5